UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2026

NERDWALLET, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40994	45-4180440
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19 S. B Street, Suite 9, San Mateo, California 94401
(Address of principal executive offices) (Zip code)

(415) 549-8913
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	NRDS	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act). ☐

Item 2.02 Results of Operations and Financial Condition.
On August 6, 2026, NerdWallet, Inc. (the Company) issued a press release announcing the financial results for the Company’s second quarter ended June 30, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On August 6, 2026, the Company also posted a second quarter shareholder letter available at its investor relations website at https://investors.nerdwallet.com.
The contents of the Company’s website referenced herein and in the exhibit are not incorporated into this Current Report on Form 8-K.
The information in these Items 2.02 and 7.01, including the exhibit hereto, (x) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and (y) shall not be incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the Company specifically states that the information or exhibit in this particular report with respect to Item 2.02 or Item 7.01, as the case may be, are incorporated by reference).
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Press Release dated August 6, 2026 issued by NerdWallet, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NERDWALLET, INC.

Date:	August 6, 2026	By:	/s/ Jun Hyung Lee
Jun Hyung Lee
Chief Financial Officer
3